A Strategically Compelling & Financially Attractive Combination April 29, 2024

Forward Looking Statements & Additional Disclosures This presentation contains statements regarding future events or the future financial performance of Hope Bancorp, Inc. (“Company”) and its proposed merger with Territorial Bancorp Inc. (“Territorial”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the strategically compelling and financially attractive nature of the proposed merger, low-cost core deposit base, diversification of the loan portfolio, expansion of market share, percentage earnings per share growth, capital to support growth, and statements about the proposed transaction being immediately accretive . Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company and Territorial each claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Upon completion of the merger, the combined company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of Territorial, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating the Company and Territorial and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected; and required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth. Other risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset- liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward- looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. Additional Information and Where to Find It In connection with the proposed merger, Hope Bancorp, Inc. will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a Proxy Statement of Territorial Bancorp Inc., that also constitutes a prospectus of Hope Bancorp, Inc. Territorial Bancorp shareholders are encouraged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger. Territorial Bancorp shareholders will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hope Bancorp and Territorial Bancorp at the SEC’s Internet site (www.sec.gov). Territorial Bancorp shareholders will also be able to obtain these documents, free of charge, from Territorial Bancorp at https://www.tsbhawaii.bank/tsb/investor-relations/. 2

▪ Creates the largest U.S. regional bank catering to multi-ethnic customers across the continental United States and the Hawaiian Islands ▪ TBNK bolsters Combined Company’s core funding base with $1.6 billion in low-cost deposits as of 12/31/23 ▪ Accelerates diversification of Combined Company’s loan portfolio by more than doubling HOPE’s residential mortgage balances ▪ Market share growth opportunities by leveraging larger balance sheet, more resources, enhanced technology and broader array of banking products & services for enhanced customer experience Strategically Compelling Transaction Highlights ▪ Merger consideration of $78.6 million, or $8.82 per TBNK share(1) ▪ Fixed exchange ratio: 0.8048 HOPE shares per TBNK share in an all-stock transaction ▪ Expected to be immediately accretive after the close with double-digit percentage EPS growth. Targeting deal close by year-end 2024 ▪ Strong capital to support growth of the Combined Company Financially Attractive ▪ Shared corporate values that preserve and build on TBNK’s 100+ year legacy of providing personalized customer service and supporting local communities ▪ To ensure continuity for customers and employees after the close, legacy TBNK will do business under the Territorial Savings Bank brand, as a trade name of Bank of Hope ▪ Continued dedication to and investment in the Hawai‘i communities Culturally Aligned 3 (1) Based on HOPE closing price of $10.96 as of 4/26/24 Nasdaq: HOPE Nasdaq: TBNK

Overview of TBNK 4 • Headquartered in Honolulu, Hawai‘i • 5th largest deposit market share(1) in the state of Hawai‘i • Founded in 1921: 100+ years of operating history in Hawai‘i • Attractive cost of total deposits: 1.61% spot rate, or 1.20% excl. public deposits, as of 12/31/23 • Low loan-to-value (“LTV”) residential mortgage portfolio: avg. LTV of 63% as of 12/31/23, of which less than 1% has an LTV >80% Financial Highlights (as of 12/31/23)(2) 28 Branch Footprint in the Hawaiian Islands (1) Deposit market share source: S&P Capital IQ Pro based on FDIC Summary of Deposits as of 6/30/23 (2) Source: S&P Capital IQ Pro as of 12/31/23 MauiO‘ahu The Island of Hawai‘i Kaua‘i $2.2B Total Assets 0.10% NPAs / Total Assets $1.3B (97% Resi. Mort.) Gross Loans $251MM Tang. Common Equity $1.6B Total Deposits 11.23% Tang. Common Equity Ratio 80.0% Loans / Deposits 28.33% Common Equity Tier-1 Ratio

19% Owner Occupied CRE $15.2B Pro Forma Loans (at 12/31/23) Pro Forma Loans and Deposits 5 Hawai‘i would be the Combined Company’s 3rd largest deposit market by state $16.4B Pro Forma Deposits (at 12/31/23) Pro Forma Deposit Portfolio 62% California 10% New York 10% Hawai‘i 5% Illinois 4% Texas 4% New Jersey 3% Washington Pro Forma Loan Portfolio 31% Nonowner Occupied CRE 8% Multifamily Residential 27% C&I 15% Residential Mortgage TBNK’s contribution would more than double HOPE’s residential mortgage portfolio 8% TBNK 2% Other States (VA, GA, AL)

TBNK Deposits ($000) as of Year-End TBNK’s Core Deposit Franchise: Low-Cost, Granular, Stable 6 Source: S&P Capital IQ Pro, Company reports. • FY 2023 avg. cost of total deposits: 1.23%, or 0.79% excl. public deposits • Year-end total cost of deposits @ 12/31/23: 1.61%, or 1.20% excl. public deposits • Granular deposit base: ~55,000 accounts, with avg. account size of ~$30,000 and median account size of ~$4,100 • 73% of TBNK deposit balances (excl. public deposits) are from accounts equal to or less than $250,000 in size • 93% of non-CD deposit balances are consumer deposits Weighted Avg. Annual Cost of Total Deposits TBNK Deposits – By Account Size as of 12/31/23 Less Than $10K 5% ~35K accts. $10k - $50K 19% ~12K accts. $50K - $100K 16% ~3.5K accts.$100K - $250K 32% ~3K accts. $250K - $500K 15% <700 accts. $500K - $1MM 7% <170 accts. $1MM+ 4% <50 accts. 2.82% 1.23% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 HOPE TBNK $1.5B excl. public deposits of $171MM $1,360 $1,445 $1,493 $1,597 $1,629 $1,632 $1,660 $1,682 $1,716 $1,637 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Transaction Details

Consideration

- Fixed exchange ratio: TBNK shareholders to receive 0.8048 shares of HOPE common stock for each share of TBNK common stock
- 100% stock-for-stock transaction valued at approximately $78.6MM[1]
- Based on HOPE's closing price on 4/26/24, represents a value of $8.82 per TBNK share
- Transaction intended to qualify as a tax-free reorganization for TBNK shareholders
- Upon merger completion, TBNK shareholders will own approximately 5.6% of HOPE shares outstanding (7.2 million shares) on a Pro Forma basis

Timing & Approvals

- HOPE is a seasoned acquiror & integrator of diverse business models
- Subject to approval by TBNK shareholders
- Subject to customary regulatory approvals
- No financing contingencies to complete the transaction
- Targeting merger close by year-end 2024

Transaction Metrics [1]

31%	~(6)%	~3 Years
Price/ TBNK TBV[2]	HOPE TBV Accretion/ (Dilution)	HOPE TBV Earn-back

Pro Forma Combined Company Capital Ratios [3]

8.0%	9.2%	11.7%	13.3%
TCE[2] Ratio	Leverage Ratio	CET-1[2] Ratio	Total Capital Ratio

(1) Based on HOPE closing stock price of $10.96 as of 4/26/24. HOPE and TBNK tangible book value as of 12/31/23
(2) Tangible Book Value ("TBV") per share; Tangible Common Equity ("TCE"); Common Equity Tier-1 ("CET-1")
(3) Pro Forma capital ratios as of 12/31/23 including transaction fair market value marks

Hope Bancorp + Territorial Bancorp

7

• Local staff to ensure relationship continuity for customers • Competitive compensation, benefits and career advancement opportunities EMPLOYEES • Access to expanded array of banking products & services • Benefits from enhanced technology platforms for improved customer user experiences • Shared cultural values that emphasize volunteerism and outreach to local communities • Commitment to Territorial’s long-standing legacy of community investments • Continuing to operate under Territorial Savings Bank brand, doing business as a trade name of Bank of Hope • Strategically important partner enhancing Bank of Hope’s footprint and diversification Commitment to the Hawai‘i Market 8 COMMUNITIESTERRITORIAL SAVINGS BANK CUSTOMERS

Appendix 9

Bank of Hope’s Roots 10 (Est. 1980 in Los Angeles) 2nd Merger of Equals Jul 2016 Liberty Bank of New York May 2006 Mirae Bank Jun 2009 BankAsiana Oct 2013 Saehan Bank Nov 2013 1st Merger of Equals Nov 2011 Pacific International Bank Feb 2013 Foster Bank Aug 2013 (Est. 1989 in Los Angeles) Asiana Bank Aug 2003 (Est. 1986 in Los Angeles) Innovative Bank Apr 2010 Combination with TBNK fits well into HOPE’s long-term growth strategy Announced: April 29, 2024

Nationwide Presence Anchored in Asian American Communities 11 Southern California 24 Branches, 1 LPO Northern California 1 Branch, 1 SBA LPO, 1 LPO Washington 4 Branches, 1 SBA LPO, 1 LPO New York/New Jersey 9 Branches, 1 SBA LPO, 2 LPOs Virginia 2 Branches(1) Texas 3 Branches, 2 SBA LPOs 1 LPO Alabama 1 Branch Illinois 3 Branches Colorado 1 SBA LPO Oregon 1 SBA LPO Georgia 1 Branch, 1 SBA LPO Branches and LPOsLPOsBranches Florida 2 LPOs LPO: Loan Production Office SBA: Small Business Administration Representative Office Seoul, South Korea Kauai Hawai‘i Territorial Savings Bank 28 Branches Branch map is not presented in scale. Map as of 4/29/24. (1) HOPE entered into branch purchase & assumption agreement for the sale of its two branches in Virginia. Transaction expected to close in 2H24.

Hawai‘i County Maui County Kaua‘i County Honolulu County TBNK Operating Markets 12 Hawai‘i Deposit Market Share (as of 06/30/23)# of Branches 23 Deposit Market Share 2.9% Population 997K Median HHI $97K # of Branches 2 Deposit Market Share 4.4% Population 209K Median HHI $74K # of Branches 2 Deposit Market Share 2.7% Population 165K Median HHI $85K # of Branches 1 Deposit Market Share 1.0% Population 75K Median HHI $86K Source: S&P Capital IQ Pro, FDIC Summary of Deposits data as of 06/30/23 Note: Population and HHI metrics are estimates for the year 2024, primarily based on most recent U.S. Census data. Demographic data provided to S&P Capital IQ Pro by Claritas. Rank Institution (State) Deposit Market Share 1 Bank of Hawaii Corp. (HI) 33.8% 2 First Hawaiian Inc. (HI) 33.8% 3 ASB Hawaii, Inc. (HI) 14.3% 4 Central Pacific Financial Corp (HI) 11.9% 5 Territorial Bancorp Inc. (HI) 2.9% 6 Hawaii National Bancshares Inc. (HI) 1.3% 7 HomeStreet Inc. (WA) 1.2% 8 CBB Bancorp Inc. (CA) 0.4% 9 First Foundation Inc. (TX) 0.3% 10 RBB Bancorp (CA) 0.1% Total for Institutions in Market 100.0% Combination with HOPE provides market share growth opportunities with broader array of banking products & services